UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

STAPLES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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As previously disclosed, on June 28, 2017, Staples, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Arch Parent Inc. (“Parent”) and Arch Merger Sub Inc., a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Parent (the “Merger”).  Parent and Merger Sub are beneficially owned by funds managed by Sycamore Partners Management, L.P. (“Sycamore”). The Company is filing this communication to provide certain updates in respect of the Merger. The following information should be read in conjunction with the definitive proxy statement relating to the Merger, filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 3, 2017, which should be read in its entirety.

Litigation Relating to the Merger

On August 10, 2017 a fourth purported class action lawsuit relating to the Merger was filed against the Company and each of its directors in the United States District Court for the District of Massachusetts.  The lawsuit, captioned Leif Haugen v. Staples, Inc. et al., Civil Action No. 1:17-cv-11480, alleges violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 and Rule 14a-9 promulgated thereunder against the defendants for allegedly disseminating a materially incomplete and misleading proxy statement in connection with the Merger. The plaintiff seeks injunctive relief enjoining defendants from proceeding with the Merger or any vote on the Merger. The plaintiff also seeks an accounting and an award of costs and attorneys’ fees. The Company and its directors believe this lawsuit is without merit and intend to defend against it vigorously.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of the Company by Parent.  The Company filed a definitive proxy statement with the SEC in connection with the transaction (the “Proxy Statement”), including a form of proxy card, on August 3, 2017. The Proxy Statement and form of proxy card have been mailed to the Company’s stockholders. This filing does not constitute a solicitation of any vote or approval.  The Proxy Statement contains important information about Parent, the Company, the Merger and related matters. Investors and security holders are urged to read the Proxy Statement carefully.

Investors and security holders can obtain free copies of the Proxy Statement and other documents filed with the SEC by Parent and the Company through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders can obtain free copies of the Proxy Statement from the Company by contacting Staples Investor Relations department at investor@staples.com.  In addition, the proxy statement and our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through our website at investor.staples.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The Company, and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transactions contemplated by the Merger Agreement. Information regarding the Company’s directors and executive officers, including their ownership of the Company’s securities, is contained in the Company’s Annual Report on Form 10-K for the year ended January 28, 2017 and its proxy statement dated April 20, 2017, and in the Proxy Statement dated August 3, 2017, each of which is filed with the SEC.  Investors and security holders may obtain additional information regarding the direct and indirect interests of the Company and its directors and executive officers in the proposed transaction by reading the Proxy Statement and other public filings referred to above.

Safe Harbor for Forward-Looking Statements

Statements in this filing regarding the proposed transaction between Parent and the Company, Parent’s proposed financing, the expected timetable for completing the transaction and any other statements about Parent and the Company managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions) should also be considered to be forward looking statements, although not all forward-looking statements contain these identifying words.  Readers should not place undue reliance on these forward-looking statements. The Company’s actual results may differ materially from such forward-looking statements as a result of numerous factors, some of which the Company may not be able to predict and may not be within the Company’s control.  Factors that could cause such differences include, but are not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy all of the closing conditions of the proposed Merger, including the adoption of the Merger Agreement by the Company’s stockholders and the receipt of certain governmental and regulatory approvals in the U.S. and in foreign jurisdictions, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed Merger on the Company’s business, operating results, and relationships with customers, suppliers, competitors and others, (v) risks that the proposed Merger may disrupt the Company’s current plans and business operations, (vi) potential difficulties retaining employees as a result of the proposed Merger, (vii) risks related to the diverting of management’s attention from the Company’s ongoing business operations, and (viii) the outcome of any legal proceedings instituted against the Company related to the Merger Agreement or the proposed Merger. There are a number of important, additional factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including the factors described in the Company’s Annual Report on Form 10-K for the year ended January 28, 2017 and its most recent quarterly report filed with the SEC. The Company disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this filing.